3 - INCOME TAXES	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
3 - INCOME TAXES

NOTE 3 - INCOME TAXES

As of December 31, 2013, the Company had a net operating loss carry forward of $11,295 that may be available to reduce future years’ taxable income through 2033.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences for the periods presented are as follows:

	December 31, 2013	December 31, 2012
Deferred tax assets:	-	-
Net Operating tax carry-forwards	$ 11,295	3,268
Gross deferred tax asset	11,295	3,268
Valuation allowance	(11,295)	(3,268)
Net deferred tax assets	-	-

NOTE 3 - INCOME TAXES (CONT’D)

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. Due to the change in ownership provisions of the Income Tax laws of the United States, net operating loss carry forwards of approximately $11,295 for federal income tax reporting purposes may be subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years. As the realization of required future taxable income is uncertain, the Company recorded a valuation allowance. As of December 31, 2013, the Company has a net operating loss carry-forward of approximately $11,295, which will expire 20 years from the date the loss was incurred.